UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 19,
                           2007 (SEPTEMBER 13, 2007)

                            SYSVIEW TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                             59-3134518
(State or other jurisdiction of                              (I.R.S.Employer
incorporation or organization)                            Identification Number)

                              1772 TECHNOLOGY DRIVE
                           SAN JOSE, CALIFORNIA 95110
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

                              408-436-9888 EXT. 207
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a -12).
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b)).
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION

         The following discussion provides only a brief description of the agreements described below. The discussion is qualified in its entirety by the full text of the agreements, which are attached to this Current Report on Form 8-K as exhibits.

         On September 13, 2007 ("Effective Date"), Sysview Technology, Inc. (the "Company") and Syscan, Inc., the Company's wholly-owned subsidiary ("Syscan"), entered into a Loan and Security Agreement ("Loan Agreement") with Silicon Valley Bank ("Bank"). For purposes of the Loan Agreement, the Company and Syscan are collectively referred to as "Borrower." The Loan Agreement is attached hereto as Exhibit 10.1. The loan is a revolving credit facility that replaces the Company's current revolving credit facility with Cathay Bank.

         Under the Loan Agreement, the Borrower opened up an accounts receivable and inventory revolving line of credit ("Revolving Line") for a principal amount of $2,000,000 ("Maximum Dollar Amount"), provided that if no Default or Event of Default (as those terms are defined in the Loan Agreement) has occurred and is continuing, the Maximum Dollar Amount shall be raised to $3,000,000 on the later of (i) 90 days after the Effective Date, or (ii) the date Bank receives confirmation reasonably satisfactory to it that the Borrower has obtained a subordinated loan for $1,500,000 (the "New Subordinated Loan") has been made and the unpaid principal balance of the New Subordinated Loan has been reduced to $1,000,000.

         Pursuant to the Loan Agreement, Bank shall make advances not exceeding the Availability Amount (as defined in the Loan Agreement), provided that (x) advances with respect to Borrower's eligible accounts of Fry's Electronics may not exceed 5% of total advances, and (y) advances with respect to Borrower's eligible foreign accounts may not exceed 25% of total advances. The Availability Amount is equal to (a) the lesser of (i) the Maximum Dollar Amount or (ii) or the Borrowing Base (as defined in the Loan Agreement) minus (b) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) and minus an amount equal to the Letter of Credit Reserve, minus (c) the foreign exchange reserve, minus (d) any amounts used for cash management services, and minus (e) the outstanding principal balance of any advances.

         The Borrowing Base is equal to (a) 80% of Eligible Accounts (as defined in the Loan Agreement) , plus (b) the lesser of (i) 40% of the value of Borrower's Eligible Inventory (as defined in the Loan Agreement), valued at the lower of cost or wholesale fair market value; (ii) $500,000; or (iii) 33% of total Credit Extensions (as defined in the Loan Agreement), including Advances, letters of credit, foreign exchange forward contracts, and amounts utilized for cash management services.

         Amounts outstanding under the Revolving Line shall accrue interest at a per annum rate equal to (i) Bank's prime rate plus 1.25% with respect to advances based on accounts receivables, provided that such interest rate shall not be less than 9% per annum, and (ii) Bank's prime rate plus 2.25% with respect to advances based on inventory, provided that such interest rate shall not be less than 10% per annum. Interest payments shall be due monthly.

         The Bank has the right to declare all of the amounts due under the Revolving Line immediately due and payable for any of the following reasons:

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o    Borrower fails to make any payment of principal or interest on its due date, or pay any other amount due to the Bank within three business days after such amount is due and payable

o Borrower fails or neglects to perform, keep, or observe any term, provision, condition, covenant or agreement contained in Loan Agreement or related documents, subject in some cases to a 10 day grace period

o There is a material impairment in the perfection or priority of Bank's lien in the collateral securing the Revolving Credit Line or in the value of such Collateral

o There is a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower or a material impairment of the prospect of repayment of any portion of the amounts due the Bank by Borrower

o The Bank determines, based upon information available to it and in its reasonable judgment, that there is a reasonable likelihood that Borrower shall fail to comply with one or more of the financial covenants in the Loan Agreement during the next succeeding financial reporting period

o Any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver

o The service of process seeking to attach, any funds of Borrower on deposit with Bank or any of its affiliates

o Borrower is enjoined, restrained, or prevented by court order from conducting any material part of its business

o A notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency

o There is a default in any agreement to which Borrower is a party with a third party resulting in a right by such third party, whether or not exercised, to accelerate the maturity of any indebtedness in an amount in excess of $50,000

o One or more judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of $50,000 or more (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower and shall remain unsatisfied, unvacated, or unstayed for a period of ten days after its entry

o Borrower or any person acting for Borrower makes any representation, warranty, or other statement in the Loan Agreement, any related document or in any writing delivered to Bank or to induce Bank to enter the Loan Agreement or any related document, and such representation, warranty, or other statement is incorrect in any material respect when made

o A default or breach occurs under any agreement between Borrower and any creditor of Borrower that signed a subordination, intercreditor, or other similar agreement with Bank and such default or breach has not been cured within any cure period provided in such agreement (not to exceed ten days or any creditor that has signed such an agreement with Bank breaches any terms of such agreement

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         All of the amounts due under the Revolving Line shall become immediately due and payable without action by the Bank upon the occurrence of any of the following events:

o Borrower is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent

o    Borrower begins a bankruptcy or other insolvency proceeding

o A bankruptcy or other insolvency proceeding is begun against Borrower and not dismissed or stayed within thirty days


         The Borrower granted Bank a continuing security interest, and pledged to Bank, all of its assets to secure payment and performance of its obligations under the Loan Agreement.

         Borrower shall pay Bank a fee in the amount of $100,000 upon the occurrence of any of the following (a "Sales Transaction") within ten years after the Effective Date: (i) any reorganization, consolidation, or merger of a Borrower where the holders of the Borrower's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction; (ii) a sale or other transfer of all or more than 75% of the assets of any Borrower in any single transaction or series of related transactions; (iii) a change in the ownership of more than 50% of the capital stock of any Borrower in any single transaction or series of related transactions; or (iv) acquisition of control of any Borrower by any other person.

         The Revolving Line shall terminate two years from the Effective Date, when the principal amount of all advances, unpaid interest thereon, and all other obligations relating to the Revolving Line shall be immediately due and payable. The Borrower may terminate the Revolving Line earlier on three days written notice to the Bank for a termination fee equal to 1% of the Maximum Dollar Amount. No termination fee is required if the Revolving Line is replaced by another facilty from another division of the Bank or if the termination is in connection or contemporaneous with a Sales Transaction.

         In connection with the Loan Agreement, the Company and Syscan made a Cross-Corporate Continuing Guaranty (the "Guaranty") in favor of the Bank, pursuant to which each Borrower unconditionally guarantied all present and future indebtedness of both Borrowers to the Bank. A copy of the Guaranty is attached hereto as Exhibit 10.2.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)      EXHIBITS

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-B:

EXHIBIT NO.   EXHIBIT DESCRIPTION
-----------   ------------------------------------------------------------------

10.1 Loan and Security Agreement between Silicon Valley Bank, Sysview Technology, Inc., and Syscan, Inc., dated September 13, 2007

10.2 Cross-Corporate Continuing Guaranty made by Sysview Technology, Inc and Syscan, Inc. in favor of Silicon Valley Bank, dated September 13, 2007



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 19, 2007               SYSVIEW TECHNOLOGY, INC.

                                 By:   /s/ William Hawkins
                                       -----------------------------------------
                                       William Hawkins
                                       Acting Chief Financial Officer, Chief
                                       Operating Officer, and Secretary











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